Exhibit 32.1




                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integrated Security Technologies, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Randy White, Chief Executive Officer of the Company, and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 4, 2005      Integrated Security Technologies, Inc.


                              /s/ Randy White
                              ---------------
                              Randy White
                              Chief Executive Officer
                              Chief Financial Officer

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